                                                                  Exhibit 10.1



                      SEQUENCING AND AMENDATORY AGREEMENT


     Sequencing and Amendatory Agreement dated as of October 31, 1997 among Huntway Partners, L.P., a Delaware limited partnership (the "Company"), Sunbelt Refining Company, L.P. ("Sunbelt"), Lighthouse Investors, L.L.C., a Delaware limited liability company ("Lighthouse"), B III Capital Partners, L.P., a Delaware limited partnership ("B III"), Contrarian Capital Fund I, L.P., a Delaware limited partnership ("Contrarian I"), Contrarian Capital Fund II, L.P., a Delaware limited partnership ("Contrarian II"; each of Lighthouse, B III, Contrarian I and Contrarian II being sometimes referred to individually as an "Exchange Buyer" and, together with the Cash Buyers, the "Buyers"), Bankers Trust Company ("BT") and Massachusetts Mutual Life Insurance Company ("Mass Mutual"; BT and Mass Mutual being sometimes referred to individually as a "Seller"), Mellon Bank, N.A., as trustee for First Plaza Group Trust ("Mellon"), Oppenheimer & Company., Inc., as agent for itself and certain affiliated entities ("Oppenheimer") and for itself and as Agent for certain affiliates as listed under the signature of Contrarian Capital Advisors, L.L.C. on the signature page to this Agreement ("Oppenheimer, as Cash Buyer"), The IBM Retirement Plan Trust ("IBM"), Lindner Growth Fund ("Lindner"), Madison Dearborn Partners III and First Chicago Equity Corporation (the "Junior Lenders"), United States Trust Company of New York, as Collateral Agent under the Intercreditor Agreement referred to below (the "Collateral Agent"), State Street Bank & Trust Company, as trustee under the Senior Subordinated Indenture referred to below (the "Senior Subordinated Trustee"), and Fleet National Bank, as trustee under the Senior Indenture referred to below (the "Senior Trustee"). Contrarian I, Contrarian II, IBM, Mellon, B III and Oppenheimer as Cash Purchaser, as "Cash Buyers" under the Exchange Agreement referred to below are sometimes referred to collectively as "Cash Buyers."

                                    RECITALS

     The Sellers and the Exchange Buyers are about to enter into a Securities Purchase Agreement of even date herewith (the "Securities Purchase Agreement").

     The Buyers and the Company are about to enter into an Exchange and Purchase Agreement of even date herewith (the "Exchange Agreement"), and in connection therewith they, Lindner and the Junior Lenders are about to enter into a Registration Rights Agreement of even date herewith (the "Registration Rights Agreement").

     The Senior Subordinated Trustee and the Company are about to enter into an Indenture dated as of October 15, 1997 (the "Senior Subordinated Indenture").

     In connection with the entering into of such Agreements, the parties hereto desire to amend and/or consent to deviations from the terms of certain other documents and agreements, to confirm the sequencing of the entering into and various actions under such Agreements and of such amendments and/or consents, and to enter into certain other agreements.

            NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

            1. Sequencing. The parties hereto covenant and agree that the following actions, amendments and/or consents are occurring substantially simultaneously immediately following the execution and delivery of this Agreement, but are nonetheless agreed to be occurring in the following order regardless of the timing of the execution and delivery of the documents and instruments related thereto:

            (a) The waiver by each of the Sellers of interest accrued but u npaid with respect to the Senior Notes (Other) (as defined in the Senior Indenture referred to below) held by such Seller, which waiver each such Seller hereby grants.

            (b) The termination of the Registration Rights Agreement dated as of December 12, 1996 (the "Existing Registration Rights Agreement") among the Company, BT, Mass Mutual, Oppenheimer, Mellon, Lindner and the Junior Lenders, to which termination the Company, BT, Mass Mutual, Oppenheimer, Mellon, Lindner and the Junior Lenders, as the holders of all the Registrable Securities thereunder, hereby agree effective immediately following the waiver granted under paragraph (a) above.

            (c)  The execution and delivery of the Securities Purchase
                 Agreement.

            (d) The acquisition of the Securities (as such term is defined in the Securities Purchase Agreement) by the Exchange Buyers from the Sellers pursuant to the Securities Purchase Agreement, including the payment of the purchase price for such Securities by the Exchange Buyers to the Sellers.

            (e)  The consents, agreements and amendments set forth on Exhibit
                 A hereto to the Amended and Restated Collateralized Note Indenture dated as of December 12, 1996 (the "Senior Indenture") between the Company and the Senior Trustee, to which consents, agreements and amendments the Company and BT, Mellon, Oppenheimer, the Exchange Buyers and Lindner, as all of the Holders under the Senior Indenture immediately following the acquisition referred to in paragraph (d) above, hereby agree effective immediately following such acquisition; and the consents and amendments set forth on Exhibit B hereto to the Amended and Restated Junior Subordinated Debenture Indenture dated as of December 12, 1996 (the "Junior Indenture") between the Company and IBJ Schroder Bank & Trust Company, as trustee (the "Junior Trustee"), to which consents and amendments the Company and the Junior Lenders, as all of the Holders under the Junior Indenture hereby agree.

            (f) The amendments set forth on Exhibit C hereto to the Letter of Credit and Reimbursement Agreement dated as of June 22, 1993, as amended by the First Amendment to Letter of Credit and Reimbursement Agreement dated as of December 12, 1996 (the "LOC Agreement") between the Company,

                 Sunbelt and BT, to which amendments, the Company, Sunbelt and BT, as all the parties to the LOC Agreement, hereby agree effective immediately following the consents, agreements and amendments referred to in paragraph (e) above.

            (g) The amendments set forth on Exhibit D hereto to the Amended and Restated Intercreditor and Collateral Trust Agreement dated as of December 12, 1996 (the "Intercreditor Agreement") among BT, as issuer of letters of credit under the LOC Agreement, BT, Mass Mutual, Mellon, Oppenheimer, Lindner, the Senior Trustee and the Collateral Agent, acknowledged by the Company and Sunbelt, and the related agreements set forth on Exhibit D hereto, to which amendments and agreements each of BT, as such issuer of letters of credit, BT, Mellon, Oppenheimer, Lindner, the Senior Trustee and the Collateral Agent, as all of the parties to the Intercreditor Agreement immediately prior to such amendments and agreements, and the Company and Sunbelt, as acknowledgers of the Intercreditor Agreement, and the Senior Subordinated Trustee and the Exchange Buyers, as new parties to the Intercreditor Agreement by virtue of such amendments and related agreements, hereby agree effective immediately following the amendments referred to in paragraph (f) above.

            (h) The amendments set forth on Exhibit E hereto to the Amended and Restated Collateral Accounts Security Agreement dated as of December 12, 1996 (the "Collateral Accounts Agreement") among the Company, Sunbelt, the Collateral Agent and BT, as agent for the Collateral Agent, to which amendments each of the Company, Sunbelt, the Collateral Agent and BT, all of the parties to the Collateral Accounts Agreement immediately prior to such amendments hereby agree effective immediately following the amendments and related agreement referred to in paragraph (g) above.

            (i) The termination of the Unitholders Agreement dated as of December 12, 1996 among the Company, BT, Mass Mutual, Oppenheimer, Mellon, Lindner and the Junior Lenders, to which termination the Company and the Exchange Buyers, Lindner and the Junior Lenders, as all of the then Unitholders thereunder, hereby agree effective immediately following the termination referred to in paragraph (h) above.

            (j) The consummation of the exchange, the purchase by the Cash Buyers of the Notes (as such term is defined in the Exchange Agreement) and the other transactions contemplated by the Exchange Agreement, including, without limitation, the execution and delivery by the Company, the Buyers, Lindner and the Junior Lenders of the Registration Rights Agreement.

            (k) Effective immediately following the consummation of the transactions referred to in paragraph (j) above, the Cash Buyers, as holders of the 9-1/4% Senior Subordinated Secured Convertible Notes due 2007 issued by the Company under the Senior Subordinated Indenture become parties to the

                 Intercreditor Agreement, as to which each of BT, as issuer of letters of credit, BT, Mellon, Oppenheimer, Lindner, the Exchange Buyers, the Senior Trustee and the Collateral Agent, as all of the parties to the Intercreditor Agreement immediately following to the consummation of the transactions referred to in paragraph (j) above, hereby agree.

     2. Post-Closing Amendments. The Company, and BT, Mellon and Lindner, as all of the Holders under the Senior Indenture immediately following the transactions referred to in paragraph (k) above, hereby agree as soon as reasonably practicable after the date hereof to amend the Senior Indenture with respect to the matters set forth in Part I of Exhibit F hereto. The Company, Sunbelt and BT, as all of the parties to the LOC Agreement, hereby agree as soon as reasonably practicable after the date hereof to amend the LOC Agreement set forth on Part II of Exhibit F hereto. The definitive documents evidencing such amendments shall be prepared by counsel to BT (with the first draft thereof delivered on or before November 10, 1997), shall contain such other terms and provisions as shall be reasonably necessary to give force and effect to the intent thereof and hereof and shall be in form and substance satisfactory to the Company and BT. The definitive documents evidencing such amendments shall become effective on or before November 30, 1997. Each of the parties hereto agrees that failure of the definitive documents evidencing such amendments to become effective not later than November 30, 1997 shall constitute an Event of Default under the Senior Indenture and the LOC Agreement and shall entitle BT to accelerate the obligations under such agreements.

     3. Further Assurances. The parties hereto shall (at the Company's expense), from time to time, execute and deliver to the Company or to such party or parties as the Company may designate, any and all further instruments as may be necessary or advisable to give full force and effect to the provisions of this Agreement and the intent and purposes hereof. Without limiting the generality of the foregoing, each of the parties hereto acknowledges and agrees that (a) the signatures of BT, Mellon, Oppenheimer, the Buyers and Lindner to this Agreement shall constitute a consent, by Act of such parties pursuant to Section 104 of the Senior Indenture, to amend, modify and/or supplement the Senior Indenture as specified in Exhibit A hereto; and
(b) the signatures of the Junior Lenders to this Agreement shall constitute a consent, by Act of such parties pursuant to Section 104 of the Junior Indenture, to amend, modify and/or supplement the Junior Indenture as specified in Exhibit B hereto; and (c) each of the parties referred to in clauses (a) and
(b) above will (at the Company's expense) execute and deliver instruments or documents evidencing such consents reasonably required in connection with the Company and the Senior Trustee and the Junior Trustee entering into supplemental indentures effecting such amendments, modifications and/or supplements.

     4. Representations and Warranties. Each of the parties hereto hereby represents and warrants to the other parties hereto that the execution, delivery and performance by it of this Agreement are within its corporate or partnership power, as applicable, and have been duly authorized by all necessary corporate or partnership action, as applicable, on the part of such party, and that this Agreement is the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms. Each of the BT, as issuer of Letters of Credit under the LOC Agreement, BT, Mass Mutual, Mellon, Oppenheimer, and Lindner (a) hereby request the Collateral Agent to execute and deliver this Agreement; and (b) certify to the Collateral Agent that they constitute Directing Parties (as defined in the Intercreditor
Agreement) immediately prior to the amendments and agreements referred to in paragraph 1(g) above.

     5. Effect on Documents. Except as specifically amended or modified herein and in the Exhibits hereto, the Senior Indenture, Junior Indenture, Intercreditor Agreement, LOC Agreement, Collateral Accounts Agreement and other Collateral Documents (as defined in the Intercreditor Agreement) shall remain in full force and effect.

     6. Miscellaneous.

     (a) Entire Agreement. This Agreement, including the Exhibits hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

     (b) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

     (c) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of New York.

     (d) Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     (e) Successors and Assigns. This Agreement shall be binding upon each of the parties hereto and its successors and assigns.

                              *   *   *   *   *

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the 31st day of October, 1997.


                            HUNTWAY PARTNERS, L.P.

                            By:  HUNTWAY MANAGING PARTNERS, L.P.,
                                 its Managing General Partner

                            By: The Huntway Division of Reprise Holdings, Inc., its sole General Partner

                                 By:   /s/ Warren J. Nelson
                                     -------------------------------------
                                        Name:  Warren J. Nelson
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                            SUNBELT REFINING COMPANY, L.P.

                            By:  HUNTWAY PARTNERS, L.P., its sole
                                  General Partner

                            By:  HUNTWAY MANAGING PARTNERS, L.P.,
                                 its Managing General Partner

                            By: The Huntway Division of Reprise Holdings, Inc., its sole General Partner

                                 By:   /s/ Warren J. Nelson
                                     -------------------------------------
                                       Name:   Warren J. Nelson
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

                            BANKERS TRUST COMPANY

                            By:   /s/ Carl O. Roark
                                ------------------------------------------
                                    Name:  Carl O. Roark
                                    Title:  Managing Director


                            MASSACHUSETTS MUTUAL LIFE
                            INSURANCE COMPANY

                            By:   /s/ Michael L.. Klofas
                                ------------------------------------------
                                    Name:  Michael L. Klofas
                                    Title:  Managing Director


            Signature Page to Sequencing and Amendatory Agreement

                                 MADISON DEARBORN PARTNERS III

                                 By:   /s/ Samuel M. Mencoff
                                     ---------------------------------------
                                        Name:  Samuel M. Mencoff
                                        Title:  General Partner


                                 FIRST CHICAGO EQUITY CORPORATION

                                 By:   /s/
                                     ---------------------------------------
                                        Name:
                                        Title:


                                 LIGHTHOUSE INVESTORS, L.L.C.

                                 By:  Lighthouse Capital, LLC, its Manager

                                 By:    /s/ Richard S. Spencer, III
                                     ---------------------------------------
                                        Name:  Richard S. Spencer, III
                                        Title:  Manager


                                 B III CAPITAL PARTNERS, L.P.

                                 By:  DDJ Capital III, LLC, its General Partner

                                 By:  DDJ Capital Management, LLC, Manager

                                 By:    /s/ Judy K. Mencher
                                     ---------------------------------------
                                        Name:  Judy K. Mencher
                                        Title:  Member


                                 CONTRARIAN CAPITAL FUND I, L.P.

                                 By:  Contrarian Capital Management, LLC, its
                                      general partner

                                 By:    /s/ Jon R. Bauer
                                     ---------------------------------------
                                        Name:  Jon R. Bauer
                                        Title:  Partner



            Signature Page to Sequencing and Amendatory Agreement

                       CONTRARIAN CAPITAL FUND II, L.P.

                       By:  Contrarian Capital Management, LLC, its
                            general partner

                       By:    /s/ Jon R. Bauer
                           ------------------------------------------
                              Name:  Jon R. Bauer
                              Title:  Partner


                       CONTRARIAN CAPITAL ADVISORS, L.L.C.,
                       as agent for the entities listed below its signature attached hereto.

                       By:    /s/ Jon R. Bauer
                           ------------------------------------------
                              Name:  Jon R. Bauer
                              Title:  Partner

                       Oppenheimer Horizon Partners, L.P.
                       Oppenheimer Institutional Horizon Partners, L.P. Oppenheimer International Horizon Fund II Ltd. Oppenheimer & Co., Inc.
                       The & Trust


                       THE CHASE MANHATTAN BANK As
                       Directed Trustee For The IBM Retirement
                       Plan Trust

                       By:    See Rider 1
                           ------------------------------------------
                              Name:
                              Title:


                       LINDNER GROWTH FUND

                       By:  Ryback Management Corporation

                       By:    /s/ Larry Callahan
                           ------------------------------------------
                               Name:  Larry Callahan
                               Title:  V.P.





            Signature Page to Sequencing and Amendatory Agreement

                     MELLON BANK, N.A., solely in its capacity as Trustee for First Plaza Group Trust (as directed by Contrarian Capital Advisors, L.L.C.) and not in its individual capacity.

                     By:    /s/ Carole Bruno
                         ----------------------------------------------------
                            Name:  Carole Bruno
                            Title:  Authorized Signatory


                     UNITED STATES TRUST COMPANY OF NEW
                     YORK, as Collateral Agent (acting at the direction of parties that constitute Directing Parties, as defined in the Intercreditor Agreement, immediately prior to the execution and delivery of this Agreement, which direction such Directing Parties by their execution and delivery hereof hereby confirm)

                     By:    /s/ Cynthia Chaney
                         ----------------------------------------------------
                            Name:  Cynthia Chaney
                            Title:  Assistant Vice President


                     FLEET NATIONAL BANK, as trustee under
                     the Senior Indenture

                     By:    /s/ Susan Freedman
                         ----------------------------------------------------
                            Name:  Susan Freedman
                            Title:  Authorized Officer


                     STATE STREET BANK AND TRUST COMPANY,
                     as trustee under the Senior Subordinated Indenture

                     By:    /s/ Susan Freedman
                         ----------------------------------------------------
                            Name:  Susan Freedman
                            Title:  Vice President



            Signature Page to Sequencing and Amendatory Agreement

                                   RIDER 1
       Sequencing and Amendatory Agreement dated as of October 31, 1997 among Huntway Partners, L.P. and the Buyers


The Chase Manhattan Bank has executed this Agreement in its capacity as Trustee ("Trustee") of the IBM Retirement Plan Trust ("Trust") acting hereunder in such capacity pursuant to the directions of Budge Collins, Inc., as Investment Manager as such term is defined in ERISA ("Investment Manager"), in accordance with the terms of the Trust and without limiting the generality of the foregoing, any representations or statements made herein have been made for and on behalf of the Trust in accordance with the directions of the Investment Manager. Not withstanding any other provision of the Agreement, all actions to be taken by or notices to be given to the Trust shall be taken by or given to the Investment Manager.



By:    /s/ Michael L. Rohling                Date:   10/31/97
    ------------------------------                 -------------
     MICHAEL L. ROHLING, VICE PRESIDENT
     CHASE MANHATTAN BANK
     AS DIRECTED TRUSTEE FOR
     THE IBM RETIREMENT PLAN TRUST

                                                                       EXHIBIT A
                                         AMENDMENTS/CONSENTS TO SENIOR INDENTURE

           1. Certain Definitions. Capitalized terms used in this Exhibit A but not otherwise defined herein shall have the meanings given such terms in the Sequencing and Amendatory Agreement to which this Exhibit A is attached.

           2. Amendments to the Senior Indenture. The Senior Indenture is amended as follows:

           (a) Definitions.

           (i) The following definitions contained in Section 101 of the Senior Indenture are restated to read as follows:

            "Collateral Agent" means United States Trust Company of New York (or its successor), the entity named in the Intercreditor Agreement as collateral agent under this Indenture, the Letter of Credit Agreement and the Senior Subordinated Indenture.

            "Common Units" means common stock of the obligor on the Securities; except that so long as Huntway remains the Company, "Common Units" means units representing a fractional part of the partnership interests of the limited partners in the Huntway Partnership Agreement.

            "Intercreditor Agreement" means, notwithstanding the meaning set forth in the Preliminary Statement of this Indenture, the Amended and Restated Intercreditor and Collateral Trust Agreement dated as of December 12, 1996 among the Trustee, the Collateral Agent, the Holders and Bankers Trust, as issuer of letters of credit, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time.

            "Restricted Junior Payment" means any distribution, direct or indirect, whether in cash or other property on account of (i) the units of ownership in or capital stock of the Company or any other equity ownership interest in the Company or dividend, distribution or similar payment, redemption, purchase, retirement or other acquisition for value, direct or indirect, of any units of ownership in or capital stock of the Company or any other equity ownership interest in the Company, (ii) the Convertible Notes for the payment or prepayment of principal or the redemption, purchase, retirement or defeasance with respect to such securities, (iii) the Junior Subordinated Debentures for the payment or prepayment of principal or interest or the redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to such securities (except for the payment of interest in the form of securities in the same form and tenor as the Junior Subordinated Debentures pursuant to Section 307(a) of the Junior Subordinated Debenture Indenture), and (iv) warrants, options or other rights to acquire units of ownership in or capital stock of the Company in order to retire, or to obtain the surrender of, such securities.

            (ii) The following definitions are added to Section 101 of the Senior Indenture:

            "Anticipated Merger" means the merger of Huntway into a corporation organized and existing under the laws of the State of Delaware that has conducted no business and incurred no liabilities solely for the purpose of changing the form in which Huntway's business is conducted.

            "Convertible Notes" means the 9-1/4% Senior Subordinated Secured Convertible Notes due 2007 issued by the Company under the Senior Subordinated Indenture.

            "Huntway" means Huntway Partners, L.P., a Delaware limited partnership.

            "LOC Bank" means the issuer of the letters of credit issued under the Letter of Credit Agreement.

            "Senior Subordinated Indenture" means the Indenture dated as of October 15, 1997 between the Company and State Street Bank and Trust Company, as trustee, as from time to time amended, restated, supplemented or otherwise modified.

            (b) Money for Security Payments to be Held in Trust. Section 403 of the Senior Indenture is amended by inserting the words ", as such Agreement is amended, restated or modified from time to time" after the words "New York" in the last line of the first paragraph of such Section.

            (c) Maintenance of Existence. Section 404 of the Senior Indenture is amended by substituting the words "partnership or corporate existence, as the case may be" for the words "partnership existence" in the second line of such Section.

            (d) Limitation on Indebtedness. Section 406 of the Senior Indenture is amended by inserting the following new paragraph (k), redesignating current paragraphs 406(k) and (l) as 406(l) and (m), respectively, and replacing the reference to "(k)" in new paragraph 406(m) with "(l)":

                 (k) The Company may become and remain liable with respect to the Indebtedness under the Senior Subordinated Indenture;

            (e) Limitation on Liens. Section 410 of the Senior Indenture is amended by inserting the following new paragraph (h):

                 (h) Liens securing obligations under the Senior Subordinated Indenture.

            (f) Transactions with Partners and Affiliates. Section 414 of the Senior Indenture is amended by (i) inserting the words "or capital stock of" after the words "interests in" in the fourth line of such Section; and (ii) inserting the words "or capital stock issued to such Person in exchange for such Common Units pursuant to the Anticipated Merger" after the word "Plan" in the last line of such Section.

       (g) Limitation on Consolidated Capital Expenditures. Section 418 of the Senior Indenture is amended by restating the first paragraph of such Section to read as follows:

            The Company will not and will not permit any of its Subsidiaries to make, in the aggregate, Consolidated Capital Expenditures in an amount in excess of $2,500,000 during 1997, in excess of $3,000,000 during 1998 or in excess of $1,250,000 during any subsequent calendar year.

       (h) Fundamental Changes Only on Certain Terms. Section 419 of the Senior Indenture is amended by (A) inserting the words "(except pursuant to the Anticipated Merger)" after the word "Partners" in the eighth line of such Section; (B) inserting the words "prior to the Anticipated Merger" before the word "allow" in the eighth line of such Section and before the word "add" in the ninth line of such Section; (C) inserting the following as a new subsection
(d) and relettering existing subsection (d) as subsection (e): "(d) the Company may effect the Anticipated Merger; and"; and (D) inserting the following text at the end of Section 419:

       "Upon any consolidation or merger of the Company or any sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with this Section 419, the successor formed by such consolidation or into or with which the Company is merged or to which such sale, lease, conveyance or other disposition is made, as the case may be, shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Securities with the same effect as if such successor person had been named as the Company herein or therein.

       (i) Other Amendments. Section 424 of the Senior Indenture is amended by inserting the words "or the Senior Subordinated Indenture" after the word "Indenture."

       (j) Replacement Letter of Credit. Section 425 of the Senior Indenture is restated to read in its entirety as follows:

       Upon the expiration or termination of the commitment of Bankers Trust Company to issue letters of credit under the Letter of Credit Agreement, the Company shall enter into a new letter of credit facility (the "Replacement Letter of Credit Agreement") providing for a commitment to issue letters of credit used to support purchases of crude oil and to support hedging obligations in an aggregate stated amount of at least $17,500,000 but not to exceed $22,000,000 at any one time for a period of not less than 12 months from the effective date thereof. The Company will not, without the consent of the Requisite Holders, amend any Replacement Letter of Credit Agreement if any such amendment would shorten the term of, or increase to above $22,000,000 (exclusive of the amount of the IDB Letter of Credit) or decrease the amount of credit under, the Letter of Credit Agreement or such Replacement Letter of Credit Agreement.

       (k) Events of Default. Section 501(e)of the Senior Indenture is amended by inserting the words "(or, following the Anticipated Merger, stockholders)" after the word "partners" each time it appears and by inserting the words "(or, following the Anticipated Merger, capital stock)" after the words "units of ownership"; Section 501(f) is amended by inserting the words "(or, following the Anticipated Merger, stockholders)" after the word "partners" each time it appears; and the text in Section 501(l) prior to the semi-colon therein is replaced with the following words: "the General Partner and the Special General Partner shall cease to be the sole general partners of the Company, other than as a result of the Anticipated Merger".

     (l) Acceleration of Maturity. Section 502 of the Senior Indenture is amended by inserting after the words "Carl O. Roark)" the words ", and to the trustee under the Senior Subordinated Indenture (at Corporate Trust Department, Two International Place, 4th Floor, Boston, Massachusetts 02110, Attention:
Susan Freedman)".

     (m) Application of Money Collected. Section 506 of the Senior Indenture is amended by inserting the words "Article 12 of the Senior Subordinated Indenture or" prior to the words "Article Ten".

     3. Consents under Senior Indenture. The following transactions are consented to, and shall be permitted notwithstanding any prohibition or other provision to the contrary contained in the Senior Indenture:

     (a) The issuance of the Convertible Notes by the Company under the Senior Subordinated Indenture;

     (b) The issuance to the holders of Convertible Notes by the Company of the common units or common stock issuable upon conversion of the Convertible Notes in accordance with such Convertible Notes and the Senior Subordinated Indenture;

     (c) The amendment of the Junior Indenture as specified on Exhibit B to the Sequencing and Amendatory Agreement to which this Exhibit A is attached and the issuance by the Company to the Junior Lenders of interest accrued from the date interest first accrued under the Junior Indenture, in the form of paid-in-kind debentures;

     (d) The consummation of the transactions contemplated by the Exchange Agreement in accordance with the terms and conditions thereof; and

     (e) The consummation of the Anticipated Merger (as defined in the Senior Indenture).

     4. Agreements. The Company agrees that in connection with the Anticipated Merger (as defined in the Senior Indenture), the surviving corporation therein will assume the obligations of the Company under the Senior Indenture, the Collateral Documents (as defined in the Intercreditor Agreement) and the LOC Agreement, through a written instrument of assumption.

                                                                       EXHIBIT B
                                         AMENDMENTS/CONSENTS TO JUNIOR INDENTURE

        1. Certain Definitions. Capitalized terms used in this Exhibit B but not otherwise defined herein shall have the meanings given such terms in the Sequencing and Amendatory Agreement to which this Exhibit B is attached.

        2. Amendments to the Junior Indenture. The Junior Indenture is amended as follows:

        (a) Definitions.

        (i) The following definitions contained in the Junior Indenture are amended as follows:

        The definition of "Current Market Value" is deleted in its entirety.

        The definition of "Senior Indebtedness" is amended by (i) inserting the words "and the Convertible Notes" after the word "Securities" in the fourteenth line of such definition; (ii) inserting the words "and the Convertible Notes and the Senior Subordinated Indenture" after the word "Indenture" in the eighteenth line of such definition; (iii) inserting the words "and the Convertible Notes" after the word "Securities" in the twenty-first line of such definition; (iv) inserting the words "and the Senior Subordinated Indenture" after the word "Indenture" in the twenty-first line of such definition; and (v) substituting the words ", the Convertible Notes or such indentures" for the words "or such indentures" in the twenty-second line of such definition.

        The definition of "Support Agreement" is deleted in its entirety.

        The definition of "Unit Valuation Date" is deleted in its entirety.

        (ii) The following definitions contained in Section 101 of the Junior Indenture are restated to read as follows:

        "Intercreditor Agreement" means, notwithstanding the meaning set forth in the Preliminary Statement of this Indenture, the Amended and Restated Intercreditor and Collateral Trust Agreement dated as of December 12, 1996 among the Trustee, the Collateral Agent, Bankers Trust Company, Massachusetts Mutual Life Insurance Company, Mellon Bank, N.A., as trustee for First Plaza Group Trust, Oppenheimer & Company, Inc., as agent for itself and certain affiliated entities, Lindner Growth Fund and Bankers Trust Company, as issuer of letters of credit, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

            "Representative" means with respect to the Letter of Credit Facility, Bankers Trust Company, and with respect to any Senior Indebtedness arising under the Collateralized Note Indenture and the Senior Subordinated Indenture, the respective trustee named in such Indenture.

            "Restricted Junior Payment" means any distribution, direct or indirect, whether in cash or other property on account of (i) the units of ownership in or capital stock of the Company or any other equity ownership interest in the Company or dividend, distribution or similar payment, redemption, purchase, retirement or other acquisition for value, direct or indirect, of any units of ownership in or capital stock of the Company or any other equity ownership interest in the Company, and (ii) warrants, options or other rights to acquire units of ownership in or capital stock of the Company in order to retire, or to obtain the surrender of, such securities.

            "Secondary Securities" has the meaning specified in Section 307(f).

            "Senior Notes" means the Senior Notes (Other) and the Senior Notes (Sunbelt IDB) and any securities authenticated and delivered upon registration of transfer thereof, or in exchange therefor, or in lieu thereof; provided the principal amount of such authenticated and delivered securities shall not exceed the principal amount of the Notes to be exchanged, transferred or replaced.

            "Specified Senior Debt" means (a) any Senior Indebtedness at any time arising under the Letter of Credit Facility or the Replacement Letter of Credit Agreement; (b) any Senior Indebtedness at any time arising under the Collateralized Note Indenture; and (c) any Indebtedness at any time arising under the Senior Subordinated Indenture. For purposes of this definition, a refinancing of any Specified Senior Debt shall be treated as Specified Senior Debt only if it ranks or would rank pari passu with the Indebtedness refinanced.

            (iii) The following definitions are added to Section 101 of the Junior Indenture:

            "Anticipated Merger" means the merger of Huntway into a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia that has conducted no business and incurred no liabilities solely for the purpose of changing the form in which Huntway's business is conducted.

            "Convertible Notes" means the 9-1/4% Senior Subordinated Secured Convertible Notes due 2007 issued by the Company under the Senior Subordinated Indenture.

            "Huntway" means Huntway Partners, L.P., a Delaware limited partnership.

            "IDB Letter of Credit" means that certain Irrevocable Letter of Credit No. S04377 dated October 5, 1988 in the original stated amount of $9,510,411.00 issued by Bankers Trust Company to the trustee under that certain Indenture of Trust, dated August 1, 1988, pursuant to which the Sunbelt Bonds were issued.

            "LOC Bank" means the issuer of the letters of credit issued under the Letter of Credit Agreement.

            "Senior Subordinated Indenture" means the Indenture dated as of October 15, 1997 between the Company and State Street Bank and Trust Company, as trustee, as from time to time amended, supplemented, restated or otherwise modified.

            (b) Title and Terms. Section 301 of the Junior Indenture is amended by inserting "(a)" after the word "for" in the second line of such Section and inserting at the end of the first sentence of such Section the words "and (b) Securities issued in respect of accrued interest pursuant to
Section 307(a) hereof (the "Secondary Securities")".

            (c) Denominations. Section 302 of the Junior Indenture is amended by inserting the words "(except for Secondary Securities)" after the word "multiples" in the second line of such Section and after the words "principal amounts" in the fifth line of such Section.

            (d) Payment of Interest. Sections 307(a) - (d) of the Junior Indenture are restated in their entirety to read as follows:

            Section 307. Payment of Principal and Interest; Preservation of Rights.

            (a) The Securities shall accrue interest (prior to default) during each Interest Accrual Period at the Interest Rate specified in Section 301, and until payment in full of the principal amount of all accrued interest (including Secondary Securities, as defined in the Collateralized Note Indenture, issued with respect thereto) on the Senior Securities and until conversion of the Convertible Notes pursuant to the Senior Subordinated Indenture or payment in full of the principal amount of all accrued interest on the Convertible Notes, shall not be paid in cash but shall instead be paid solely through the issuance on each Interest Payment Date of securities in the same form and tenor as the Securities with a principal amount equal to the amount of accrued and unpaid interest. The Company shall notify the Trustee in writing prior to any redemption in full of the Senior Notes or the Convertible Notes. After the principal amount of and accrued interest (including Secondary Securities as defined in the Collateralized Note Indenture, issued with respect thereto) on the Senior Securities has been paid in full, and the Convertible Notes have been converted pursuant to the Senior Subordinated Indenture or the principal amount of and all accrued interest on the Convertible Notes has been paid in full, interest accrued on each Security shall be due and payable in cash on each Interest Payment Date until payment in full of each Security. If the later of final payment in full of the principal amount of and all accrued interest (including Secondary Securities as defined in the Collateralized Note Indenture, issued with respect thereto) on the Senior Securities and the conversion of the Convertible Notes pursuant to the Senior Subordinated Indenture or payment in full of the principal amount of and all accrued interest on the Convertible Notes does not fall on an Interest Payment Date, then interest accrued to the date of such payment shall be paid through issuance of additional Securities with an aggregate principal amount equal to such accrued interest and interest accrued after such date shall be paid in cash, with such issuance and payment to be made on the next Interest Payment Date. To the extent lawful and enforceable, interest on Defaulted Interest and interest on the principal amount of Securities shall accrue at the applicable Interest Rate, as increased pursuant to Sections 503 and 515.

     (b) The principal of the Securities shall be payable in accordance with subsection (c) below but in no event later than the Stated Maturity thereof as specified in Section 301 unless the unpaid principal of such Securities becomes due and payable at an earlier date by declaration of acceleration or otherwise. The Company shall not pay any principal payments with respect to the Securities until the accrued interest (including Secondary Securities as defined in the Collateralized Note Indenture) on and the principal amount of the Senior Securities has been paid in full and the Convertible Notes have been converted pursuant to the Senior Subordinated Indenture or the principal amount of and all accrued interest on the Convertible Notes has been paid in full.

     (c) On the Stated Maturity, the Company shall pay to the Holders the accrued and unpaid interest on and the principal amount of the Outstanding Securities, provided that the Company shall not pay any principal with respect to the Securities until the accrued interest (including Secondary Securities, as defined in the Collateralized Note Indenture) on and the principal amount of Senior Securities has been paid in full and the Convertible Notes have been converted pursuant to the Senior Subordinated Indenture or the principal amount of and all accrued interest on the Convertible Notes has been paid in full. Payments made toward the Outstanding principal amount of the Securities pursuant to this subsection (c) shall be applied ratably without preference or priority of any kind among such Securities.

     (d) Except as set forth above with respect to payment by issuance of Secondary Securities, interest and principal on each Security shall be payable by wire transfer to a United States dollar account maintained by the Holder of such Security at a Depository Institution in the United States as reflected on the Security Register. Interest and principal on each Security shall be paid by the Paying Agent from the amounts made available therefor by the Company.
In the case of the Maturity of a Security, the Trustee, in the name and at the expense of the Company, shall notify the Person entitled thereto at its address as it appears on the Security Register that such Security is to be paid in full. Such notice shall be mailed as soon as practicable, and in any event no later than the tenth day prior to the Maturity of such Security and shall specify the place where such Security may be presented and surrendered for final payment. The Company, with the prior consent of the Trustee, may, but shall not be obligated to, adopt any other method of payment requested by a Holder.

     (e) Payment of Interest (307(f)). Section 307(f) of the Junior Indenture is amended by substituting the parenthetical language "(including, without limitation, provision by issuance of Secondary Securities)" for the parenthetical language contained in the second line of such Section and by restating the proviso at the end of subparagraph (2) therein as follows:

     "provided that any such payment made before payment in full of the principal amount of and all accrued interest (including Secondary Securities as defined in the Collateralized Note Indenture) on the Senior Securities and conversion of the Convertible Notes or payment in full of the principal amount of and all accrued interest on the Convertible Notes is made solely in kind and not in cash.

     (f) Sections 307(g) and 307(h) are hereby deleted in their entirety.

     (g) Maintenance of Existence. Section 404 of the Junior Indenture is amended by substituting the words "partnership or corporate existence, as the case may be" for the words "partnership existence" in the second line of such Section.

     (h) Limitation on Indebtedness. Section 406 of the Junior Indenture is amended by (i) inserting the words "and the Convertible Notes" after the word "Securities" in the third line of such Section, (ii) deleting the words "in an amount not to exceed $1,500,000" in paragraph 406(f) and (iii) inserting the following new paragraph (j), redesignating current paragraph 406(j) as 406(k)and replacing the reference to "(i)" in new paragraph 406(k) with "(j)":

                 (j) The Company may become and remain liable with respect to the Indebtedness under the Senior Subordinated Indenture; and

     (i) Limitation on Restricted Junior Payments. Section 407 of the Junior Indenture is amended by inserting the words "and the Convertible Notes" after the word "Securities" in the third line of such Section.

     (j) Limitation on Restrictions Affecting Subsidiaries. Section 408 of the Junior Indenture is amended by inserting the words "and the Convertible Notes" after the word "Securities" in the third line of such Section.

     (k) Limitation on Liens. Section 410 of the Junior Indenture is amended by inserting the following new paragraph (h):

                 (h) Liens securing obligations under the Senior Subordinated Indenture.

     (l) Transactions with Partners and Affiliates. Section 414 of the Junior Indenture is amended by (i) inserting the words "and the Convertible Notes" after the word "Securities" in the third line of such Section; (ii) inserting the words "or capital stock of" after the words "interests in" in the seventh line of such Section; and (iii) inserting the words "or capital stock issued to such Person in exchange for such Common Units pursuant to the Anticipated Merger" after the word "Plan" in the last line of such Section.

     (m) Financial Covenants. Section 415 of the Junior Indenture is amended by inserting the words "and the Convertible Notes" after the word "Securities" in the third line of such Section.

     (n) Limitation on Investments, Loans and Advances. Section 417 of the Junior Indenture is amended by inserting the words "and the Convertible Notes" after the word "Securities" in the third line of such Section.

     (o) Limitation on Consolidated Capital Expenditures. Section 418 of the Junior Indenture is amended by restating the first sentence of such Section to read as follows:

                  After the Company has paid in full the principal of and all accrued interest (including Secondary Securities, as defined in the Collateralized Note Indenture, issued with respect thereto) on the Senior Securities and the Convertible Notes, the Company will not and will not permit any of its Subsidiaries to make, in the aggregate, Consolidated Capital Expenditures in an amount in excess of $3,000,000 during any calendar year.

            (p) Fundamental Changes Only on Certain Terms. Section 419 of the Junior Indenture is amended by (i) inserting the words "and the Convertible Notes" after the word "Securities" in the third line of such Section; (ii) amending and restating clause (d) thereof to read as follows: "(d) the Company may effect the Anticipated Merger; and" and (iii) inserting the following text at the end of such Section:

            "Upon any consolidation or merger of the Company or any sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with this Section 419, the successor formed by such consolidation or into or with which the Company is merged or to which such sale, lease, conveyance or other disposition is made, as the case may be, shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Securities with the same effect as if such successor person had been named as the Company herein or therein."

            (q) Contingent Obligations. Section 420 of the Junior Indenture is amended by inserting the words "and the Convertible Notes" after the word "Securities" in the third line of such Section.

            (r) Grant of Lien to Secure Obligations. Section 422 of the Junior Indenture is amended by (i) inserting the words "and the Convertible Notes" after the word "Securities" in the fourth line of such Section; and (ii) inserting the words "and Convertible Notes" after the word "Securities" in the seventh line of such Section.

            (s) Events of Default. Section 501(e) of the Junior Indenture is amended by inserting the words "(or, following the Anticipated Merger, stockholders)" after the word "partners" each time it appears and by inserting the words "(or, following the Anticipated Merger, capital stock)" after the words "units of ownership"; Section 501(f) is amended by inserting the words "(or, following the Anticipated Merger, stockholders)" after the word "partners" each time it appears; and the text in Section 501(l) prior to the semi-colon therein is replaced with the following words: "the General Partner and the Special General Partner shall cease to be the sole general partners of the Company, other than as a result of the Anticipated Merger".

            (t) Acceleration of Maturity. Section 502 of the Junior Indenture is amended by inserting after the words "Carl O. Roark)" the words ", and to the trustee under the Senior Subordinated Indenture (at Corporate Trust Department, Two International Place, 4th Floor, Boston, Massachusetts 02110, Attention:
Susan Freedman)".

     (u) Right of Redemption. Section 901 of the Junior Indenture is amended by inserting the words "and the Convertible Notes" after the words "Senior Securities" in the third line of such Section.

     (v) Approval of Senior Indebtedness. Section 1006 of the Junior Indenture is amended by inserting the words "and the Convertible Notes and the Senior Subordinated Indenture" after the word "Indenture" in the fourth line of clause
(i) of such Section.

     3. Consents under Junior Indenture. The following transactions are consented to, and shall be permitted notwithstanding any prohibition or other provision to the contrary contained in the Junior Indenture:

     (a) The issuance of the Convertible Notes by the Company under the Senior Subordinated Indenture;

     (b) The issuance to the holders of the Convertible Notes by the Company of the common units and/or shares of common stock issuable upon conversion of the Convertible Notes in accordance with such Convertible Notes and the Senior Subordinated Indenture;

     (c) The redemption by the Company of the Convertible Notes in the event of a Change of Control (as defined in the Senior Subordinated Indenture) pursuant to the Senior Subordinated Indenture;

     (d) The amendment of the Senior Indenture as specified on Exhibit A to the Sequencing Agreement to which this Exhibit B is attached;

     (e) The consummation of the transactions contemplated by the Exchange Agreement in accordance with the terms and conditions thereof; and

     (f) The consummation of the Anticipated Merger (as defined in the Junior Indenture).

                                                                       EXHIBIT C
                                                     AMENDMENTS TO LOC AGREEMENT

            1. Certain Definitions. Capitalized terms used in this Exhibit C but not otherwise defined herein shall have the meanings given such terms in the Sequencing and Amendatory Agreement to which this Exhibit C is attached.

            2. Amendments to the LOC Agreement. The LOC Agreement is amended as follows:

            (a) Definitions.

            (i) The following definitions contained in the LOC Agreement are amended as follows:

            The definition of "Collateral" is amended by (i) substituting a comma for the word "and" in the third line of such definition and
            (ii) inserting the words "and the holders of the Convertible Notes" after the word "Notes" in the third line of such definition.

            The definition of "Commitment Termination Date" is restated to read
            as follows:   "Commitment Termination Date means December 31,
            1998."

            The definition of "Huntway" is restated to read as follows:

                  "Huntway" means Huntway Partners, L.P., a Delaware limited partnership; provided that from and after the effectiveness of the Anticipated Merger, "Huntway" means the surviving corporation in the Anticipated Merger.

            The definition of "Security Documents" is amended by inserting the words "and the Senior Subordinated Indenture" at the end of such definition.

            (ii) The following definitions are added to Section 101 of the LOC
      Agreement:

            "Anticipated Merger" means the merger of Huntway into a corporation organized and existing under the laws of the State of Delaware that has conducted no business and incurred no liabilities solely for the purpose of changing the form in which Huntway's business is conducted.

            "Convertible Notes" means the 9-1/4% Senior Subordinated Secured Convertible Notes due 2007 issued by the Company under the Senior Subordinated Indenture.

            "Senior Subordinated Indenture" means the Indenture dated as of October 15, 1997 between the Company and State Street Bank and Trust Company, as trustee, pursuant to which the Convertible Notes have been issued, as amended from time to time in accordance with
            Section 424 of the Collateralized Note Indenture (as incorporated herein by reference).

     (b) Representations and Warranties. Section 4.01 (a) of the LOC Agreement is amended by (i) inserting the words "(except that after the Anticipated Merger Huntway is a corporation duly incorporated and validly existing under the laws of the State of Delaware)" after the word "Delaware" in the second line of such Section and (ii) inserting the words "(except that after the Anticipated Merger Huntway has the requisite corporate power and authority)" after the word "authority" in the third and sixth lines of such Section.
Section 4.01(b) of the LOC Agreement is amended by inserting the words "(or, in the case of Huntway after the Anticipated Merger, corporate action)" after the word "action". Section 4.01(d) of the LOC Agreement is amended by inserting the words "(or, in the case of Huntway after the Anticipated Merger, under the certificate of incorporation of Huntway)" after the word "Sunbelt" in the
seventh line of such Section.   Section 4.01(h) of the LOC Agreement is amended
by substituting "December 31, 1996" for "December 31, 1995" each time it appears in such Section.

     (c) Covenants. Section 5.01(e) of the LOC Agreement is amended by adding the words "; provided, however, that Huntway may effect the Anticipated Merger" at the end of such Section.

     (d) Events of Default.  Section 6.01 of the LOC Agreement is amended by
(i) inserting the words "(or, following the Anticipated Merger, stockholders)" after the word "partners" each time it appears in clauses (viii) and (ix) of such Section, (ii) inserting the words "(or, following the Anticipated Merger, capital stock)" after the words "units of ownership" in clause (viii) of such Section and (iii) restating clause (xv) of such Section in its entirety to read as follows:

                 (xv) the General Partner and the Special General Partner shall cease to be the sole general partners of Huntway (other than as a result of the Anticipated Merger) or Huntway shall cease to be the Sunbelt Managing General Partner.

     (e) Other Provisions. Sections 6.02(b) and 7.04 of the LOC Agreement is amended by inserting the words "and Convertible Notes" after the words "Senior Notes" in the second to last line of each such Section.

                                                                       EXHIBIT D
                        AMENDMENTS TO INTERCREDITOR AGREEMENT/RELATED AGREEMENTS


            1. Certain Definitions. Capitalized terms used in this Exhibit E but not otherwise defined herein shall have the meanings given such terms in the Sequencing and Amendatory Agreement to which this Exhibit E is attached.

            2. Amendments to the Intercreditor Agreement. The Intercreditor Agreement is amended as follows:

            (a) Definitions.

            (i) The following definitions contained in the Intercreditor Agreement are amended as follows:

            The definition of "Divestiture" is amended by restating clause (b) thereof to read as follows: "transfers of assets by Huntway in the Anticipated Merger".

            The definition of "Event of Default" is amended by inserting at the end of such definition the words "; or (c) in the case of the Convertible Note Obligations, an "Event of Default" as defined in the Senior Subordinated Indenture as a result of a failure to pay any portion of the principal of or interest accrued on the Convertible Note Obligations (whether by acceleration or otherwise)."

            The definition of "Financing Agreements" is amended by inserting the words ", the Senior Subordinated Indenture, the Convertible Notes" after the word "Notes" in the second line of such definition.

            The definition of "Secured Obligations" is amended by inserting the words ", all Convertible Note Obligations" after the word "Obligations" but before the word "and" in the first line of such definition.

            (ii) The following definitions contained in Section 1.1 of the Intercreditor Agreement are restated in their entirety to read as follows:

            "Directing Parties" means the following:

                  (i) at all times when any Replacement LOC Obligations shall be outstanding, (x) for purposes of directing the Collateral Agent with respect to any actions to be taken with respect to the Replacement LOC Collateral and the Collateral Documents encumbering the Replacement LOC Collateral, Secured Parties (other than the Collateral Agent) holding 51% of the Replacement LOC Obligations; provided, that upon payment in full of the Replacement LOC Obligations, Directing Parties means Secured Parties (other than the Collateral Agent) holding not less than 66-2/3% of the outstanding principal amount of the Senior Notes; provided further that upon payment in full of the Replacement LOC Obligations and the Senior Notes (Sunbelt IDB), Directing Parties means Secured Parties (other than the Collateral Agent) holding not less than 66-2/3% of the outstanding principal amount of the Senior Notes (Other) and Convertible Notes; and (y) for purposes of directing the Collateral Agent with respect to all Collateral other than the Replacement LOC Collateral and all Collateral Documents encumbering such Collateral and all Guaranties, Secured Parties (other than the Collateral Agent) who hold not less than 66-2/3% of the outstanding principal amount of the Senior Notes; provided that upon payment in full of the Senior Notes (Sunbelt IDB), Directing Parties for the purposes described in this clause (y) means Secured Parties (other than the Collateral Agent) holding not less than 66-2/3% of the outstanding principal amount of the Senior Notes (Other) and Convertible Notes; and

                  (ii) at all times when no Replacement LOC Obligations shall be outstanding, Secured Parties (other than the Collateral Agent) who hold not less than 51% of the LOC Obligations; provided, that upon payment in full of the LOC Obligations, Directing Parties means Secured Parties (other than the Collateral Agent) holding not less than 66-2/3% of the outstanding principal amount of the Senior Notes; provided further, that upon payment in full of the LOC Obligations and Senior Notes (Sunbelt IDB), Directing Parties means Secured Parties (other than the Collateral Agent) holding not less than 66-2/3% of the outstanding principal amount of the Senior Notes (Other) and Convertible Notes.

            "Directing Parties' Request, Order or Instruction" means any request, order or instruction delivered to a Responsible Officer of the Collateral Agent signed by Secured Parties constituting not less than Directing Parties and certifying that the parties giving such direction represent either (i) not less than 51% of the Replacement LOC Obligations, (ii) not less than 51% of the LOC Obligations, (iii) not less than 66-2/3% of the outstanding aggregate principal amount of Senior Notes (or, if no Senior Notes (Sunbelt IDB) shall be outstanding of the outstanding, aggregate principal amount of Senior Notes (Other) and Convertible Notes, taken together), or (iv) not less than 66-2/3% of the outstanding aggregate principal amount of Senior Notes (Other) and Convertible Notes, taken together, and that such parties constitute Directing Parties for purposes of such request, order or instruction and are entitled to give such direction hereunder.

            "Huntway" means (i) before the Anticipated Merger, Huntway Partners, L.P., a Delaware limited partnership, and (ii) thereafter its successor by virtue of the consummation of the Anticipated Merger.

            "Secured Parties" means the Collateral Agent, the Indenture Trustee, the Senior Subordinated Indenture Trustee, the Senior Note Holders, the Convertible Note Holders and the LOC Bank.

            "Senior Notes" means the Senior Notes (Other) and the Senior Notes (Sunbelt IDB) and any securities authenticated and delivered upon registration of transfer thereof, or in exchange therefor, or in lieu thereof provided the principal amount of such authenticated and delivered securities shall not exceed the principal amount of the Notes to be exchanged, transferred or replaced.

            "Sharing Event" means the occurrence of one or more of the following events (a) Huntway shall have an order for relief entered with respect to it or commenced a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion to a voluntary case, under any such law or a petition for relief against Huntway in an involuntary case or proceeding under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect is filed and either
            (i) Huntway fails to timely controvert such petition or (ii) such petition is not stayed or dismissed within 90 days or (b) the acceleration of the payment of the entire outstanding principal amount of the LOC Obligations (or the cash collateralization thereof), the Collateralized Note Obligations or the Convertible Note Obligations, as the case may be, under and as provided in the Letter of Credit Agreement, the Collateralized Note Indenture or the Senior Subordinated Indenture, as the case may be.

            (iii) The following definitions are added to Section 1.1 of the Intercreditor Agreement:

            "Anticipated Merger" means the merger of Huntway into a corporation organized and existing under the laws of the State of Delaware that has conducted no business and incurred no liabilities solely for the purpose of changing the form in which Huntway's business is conducted.

            "Convertible Note Holders" means the holders from time to time of the Convertible Notes.

            "Convertible Note Obligations" means all obligations of Huntway arising under the Senior Subordinated Indenture.

            "Convertible Notes" means the 9-1/4% Senior Subordinated Secured Convertible Notes due 2007 issued by the Company under the Senior Subordinated Indenture.

            "Senior Subordinated Indenture" means the Indenture dated as of October 15, 1997 between the Company and State Street Bank and Trust Company, as trustee, pursuant to which the Convertible Notes are being issued, as such agreement may be amended, amended and restated, supplemented or modified from time to time.

            "Senior Subordinated Indenture Trustee" means State Street Bank and Trust Company, as trustee under the Senior Subordinated Indenture, together with its successors and assigns.

            (b) Section 2 Amendments.

            (i) Section 2.1B(1) of the Intercreditor Agreement is amended by:
      (i) substituting the word "FIFTH" for the word "FOURTH" in the fifth line of such Section, (ii)
      inserting the following clause "FOURTH" following existing clause "THIRD" and (iii) redesignating existing clause "FOURTH" to be clause "FIFTH":

            FOURTH: After payment in full of the outstanding obligations described in subsection 2.1B(i) FIRST, and either payment in full of the outstanding obligations described in subsection 2.1B(1)(x) SECOND or application of all Replacement LOC Collateral Proceeds received by the Collateral Agent to the payment of all Replacement LOC Obligations, and payment in full of the outstanding obligations described in subsection 2.1B(1) THIRD, to the ratable payment of the Convertible Note Obligations; and

            (ii) Section 2.1C(3) of the Intercreditor Agreement is amended by substituting the word "FIFTH" for the word "FOURTH" in the fourth line thereof.

            (iii) Section 2.3 of the Intercreditor Agreement is amended to substitute "$22,000,000" for "$17,500,000" in clause (ii) of the next to last sentence of such Section.

            (iv) Section 2.4 of the Intercreditor Agreement is amended by inserting the words " and not less than 66-2/3% of the outstanding principal amount of the Convertible Notes" after the words "Senior Notes" in the fourth line of clause (b).

            (v) Section 2.6 of the Intercreditor Agreement is restated to read as follows:

             2.6 INSTRUCTIONS TO INDENTURE TRUSTEES.

             The holders of the Collateralized Note Obligations and the Convertible Note Obligations party to this Agreement agree to give written instructions to the Indenture Trustee and the Senior Subordinated Indenture Trustee, respectively, to take actions (with sufficient particularity of instruction) consistent with the agreements of such holders under this Agreement.

            (d) Amendments to Section 3 of the Intercreditor Agreement.

            (i) Section 3.4(a) of the Intercreditor Agreement is amended by (A) substituting a comma for the word "or" in the fourth line of such Section, (B) inserting the words "or the Senior Subordinated Indenture" after the word "Indenture" in the fourth line of such Section and (C) inserting the words "and the Senior Subordinated Indenture Trustee" after the word "Trustee" in the sixth line of such Section.

            (ii) Section 3.5 of the Intercreditor Agreement is amended by (A) substituting the word "shall" for the word "may" in the second line of such Section; and (B) inserting the words ", the Senior Subordinated Indenture Trustee" after the word "Trustee" in the tenth line of such Section.

            (iii) Section 3.9 of the Intercreditor Agreement is amended by (A) deleting the word "and" in the second line of such Section and (B) inserting the following at the end of such Section:

                 and (c) payments to the Collateral Agent with respect to the
            Convertible Note Obligations shall be made to the Senior Subordinated Indenture Trustee or its designee for distribution to the holders of the Convertible Notes in accordance with the terms of the Senior Subordinated Indenture.

            (iv) Section 3.10 of the Intercreditor Agreement is amended by (A) substituting a comma for the word "and" after the word "Obligations" in the fourth line of such Section, (B) inserting the words "and by the Senior Subordinated Indenture Trustee as to any amounts payable with respect to the Convertible Note Obligations" after the word "Obligations" in the fifth line of such Section, (C) substituting a comma for the word "or" before the word "Collateralized" in the seventh line of such Section, (D) inserting the words "or Convertible Note Obligations" after the words "Note Obligations" in the seventh line of such Section, (E) substituting a comma for the word "or" after the word "Bank" in the sixteenth line of such Section and (F) inserting the words "or the Senior Subordinated Indenture Trustee" after the word "Trustee" in the sixteenth line of such Section.

            (v) Section 3.12(c) of the Intercreditor Agreement is amended by substituting the words ""Collateralized Note Obligations" and "Convertible Note Obligations,"" for the words "and "Collateralized Note Obligations,"" in the seventh line of such Section.

            (vi) Section 3.14(a) of the Intercreditor Agreement is amended by adding the following phrase at the end of the last sentence of such paragraph:

                 and provided further that no Secured Party shall be liable for the foregoing to the extent they arise from any action or inaction taken or omitted to be taken by any Person prior to the date that such Secured Party became a Secured Party.

            (e) Notices. Section 4.1 of the Intercreditor Agreement is amended by (A) adding the following at the end of the second sentence thereof:

            except that the addresses of the following parties hereto (until such notice) shall be as follows:

                 B III Capital Partners, L.P.
                 c/o DDJ Capital Management, LLC
                 141 Linden Street, Suite S-4
                 Wellesley, MA 02181
                 Attn: Wendy Schnipper Clayton

                 Lighthouse Investors, L.L.C.
                 c/o Westcliff Capital Management, LLC
                 200 Seventh Avenue, Suite 105
                 Santa Cruz, CA 95062
                 Attn: Richard S. Spencer III

                 Contrarian Capital Fund I, L.P. or

                 Contrarian Capital Fund II, L.P.
                 c/o Contrarian Capital Management
                 411 West Putnam, Suite 225
                 Greenwich, CT 06830
                 Attn: John R. Bauer, Managing Partner

and (B) adding the following sentence to the end of such Section:

            For purposes hereof, the address of the Senior Subordinated Indenture Trustee shall be Corporate Trust Department, Two International Place, 4th Floor, Boston, Massachusetts 02110,
            Attention: Susan Freedman (until notice of a change thereof is delivered as provided in this subsection 4.1).

            (f) Amendments and Waivers. Section 4.2 of the Intercreditor Agreement is amended by replacing the first sentence of such Section with the following:

            This Agreement may be amended, amended and restated, supplemented or otherwise modified by an instrument or instruments in writing signed by the Collateral Agent, Secured Parties (other than the Collateral Agent) holding 51% of the Replacement LOC Obligations (if any such Obligations are outstanding), Secured Parties holding not less than 51% of the LOC Obligations (if any such LOC Obligations are outstanding), Secured Parties (other than the Collateral Agent) holding not less than 66-2/3% of the outstanding Collateralized Note Obligations (if any such Obligations are outstanding), and Secured Parties (other than the Collateral Agent) holding not less than 66-2/3% of the outstanding Convertible Note Obligations (if any such Obligations are outstanding); provided that the signature of any such Secured Parties (other than the Collateral Agent) holding a stated percentage of Obligations shall not be required if the rights or benefits of such holders are not adversely affected by such amendment, amendment and restatement, supplement or other modification. Any Collateral Document may be amended, amended and restated, supplemented or otherwise modified only by an instrument in writing signed by the Collateral Agent, the other party or parties to such Collateral Documents and the Directing Parties for purposes of directing the Collateral Agent with respect to any actions to be taken with respect to such Collateral Document.

            3. Agreements. (a) Effective simultaneously with the amendments contained in Section 2 above, Mass Mutual, as a holder of Senior Notes (Other) issued under the Senior Indenture, shall cease to be a party to the Intercreditor Agreement and each of the Exchange Buyers, as holders of Convertible Notes (as defined in Section 2 above), and the Senior Subordinated Indenture Trustee shall become a party to the Intercreditor Agreement.

                (b) The rights of the Collateral Agent under Section 3.14(a) of the Intercreditor Agreement shall survive the amendment of the Intercreditor Agreement pursuant to the Sequencing and Amendatory Agreement to which this Exhibit D is attached. Nothing contained in such Sequencing and Amendatory Agreement or any Exhibit thereto shall be deemed to limit any obligations of any Secured Party ceasing to be a Secured Party on the date hereof under Section

3.14(a) of the Intercreditor Agreement with respect to liabilities under such Section arising from any action or inaction taken or omitted to be taken prior to the date hereof.

                                                                       EXHIBIT E
                                     AMENDMENTS TO COLLATERAL ACCOUNTS AGREEMENT

            1. Amendments to the Collateral Accounts Agreement. The Collateral Accounts Agreement is amended as follows:

            (a) Definitions.

            (i) The following definitions contained in the Collateral Accounts Agreement are amended and restated to read as follows:

            "Event of Default" shall have the meaning assigned to such term in each of the Letter of Credit Agreement, the Collateralized Note Indenture and the Convertible Note Indenture.

            "Huntway" means (i) before the Anticipated Merger, Huntway Partners, L.P., a Delaware limited partnership, and (ii) thereafter its successor by virtue of the consummation of the Anticipated Merger.

            "Secured Obligations" means all obligations and liabilities of every nature of Pledgers owing to Secured Parties now or hereafter existing under or arising out of or in connection with the Letter of Credit Agreement, the Replacement Letter of Credit Agreement, the Collateralized Note Indenture, the Senior Notes, the Senior Subordinated Indenture, the Convertible Notes, the Intercreditor Agreement and each of the Collateral Documents and all extensions, or renewals thereof, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to Pledgors, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, fees, commissions, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Collateral Agent as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Pledgors now or hereafter existing under this Agreement.

            (ii) The following definitions are added to Section 1 of the Collateral Accounts Agreement:

            "Anticipated Merger" means the merger of Huntway Partners, L.P. into a corporation organized and existing under the laws of the State of Delaware that has conducted no business and incurred no liabilities solely for the purpose of changing the form in which Huntway Partners, L.P.'s business is conducted.

            "Collateralized Note Indenture" means the Amended and Restated Collateralized Note Indenture dated as of December 12, 1996 between Huntway and Fleet National

            Bank, as trustee, as the same may be amended, supplemented, restated or otherwise modified from time to time.

            "Convertible Notes" means the 9-1/4% Senior Subordinated Secured Convertible Notes due 2007 issued by the Company under the Senior Subordinated Indenture.

            "Letters of Credit" means the letters of credit issued under the Letter of Credit Agreement.

            "Senior Subordinated Indenture" means the Indenture dated as of October 15, 1997 between the Company and State Street Bank & Trust Company, as trustee, as the same may be amended, supplemented, restated or otherwise modified from time to time.

                                                                       EXHIBIT F
                                                         POST-CLOSING AMENDMENTS

     Certain Definitions. Capitalized terms used in this Exhibit F but not otherwise defined herein shall have the meanings given such terms in the Sequencing and Amendatory Agreement to which this Exhibit F is attached.

PART I: AMENDMENTS TO SENIOR INDENTURE

     1. New Senior Notes (Sunbelt IDB). The Senior Indenture will be amended to provide for the issuance of a new class of Variable Rate Senior Secured Notes (Sunbelt IDB) due 1998 (the "New Senior Notes (Sunbelt IDB)") in an aggregate original principal amount of $9,100,000. Upon the effectiveness of such amendment, all accrued and unpaid interest on the existing Senior Notes (Sunbelt IDB) shall be paid, and such New Senior Notes (Sunbelt IDB) shall be authenticated and delivered under the Senior Indenture in exchange for all issued and outstanding existing Senior Notes (Sunbelt IDB). Such New Senior Notes (Sunbelt IDB) shall thereupon be "Senior Notes (Sunbelt IDB)" for all purposes under the Senior Indenture.

     2. Interest Rate. The Interest Rate (prior to Maturity) on the New Senior Notes (Sunbelt IDB) shall be equal to 0.00% per annum. The Interest Rate on the portion of the principal amount of the New Senior Notes (Sunbelt IDB) that is due and payable shall be equal to the higher of 12% per annum and the sum of Banker's Trust's prime rate, as announced from time to time, plus 4% per annum.

     3. Maturity. The New Senior Notes (Sunbelt IDB) shall provide that, upon the occurrence of any drawing under the IDB Letter of Credit that is not reimbursed by the Company on the date of such drawing, a portion of the New Senior Notes (Sunbelt IDB) in the principal amount of such drawing shall immediately and without further action become due and payable. Upon the occurrence of an acceleration of the obligations under the LOC Agreement pursuant to Section 6.02 of the LOC Agreement, the entire principal amount of the New Senior Notes (Sunbelt IDB) shall immediately and without further action become due and payable.

PART II: AMENDMENTS TO LOC AGREEMENT

     1. Reimbursement of Draws on IDB Letter of Credit. Section 2.02(ii) of the LOC Agreement will be amended to provide that the Company will pay to BT on the date that any drawing is honored under the IDB Letter of Credit, a sum equal to the amount of such drawing. If the Company fails to reimburse BT in full on the day that any drawing on the IDB Letter of Credit is honored in accordance with the immediately preceding sentence, then a portion of the New Senior Note (Sunbelt IDB) in a principal amount equal to the amount of such drawing shall become immediately due and payable.

     2. Fees on IDB Letter of Credit. Section 2.03 of the LOC Agreement will be amended by adding thereto a new clause (d) as follows:

                 (d) Huntway hereby agrees to pay to Bankers with respect to the IDB Letter of Credit a commission equal to the undrawn face amount of the IDB Letter of Credit multiplied by (i) 2.33% per annum during the period from November 1, 1997 to December 31, 1997,
            (ii) 2.50% per annum during the period from January 1, 1998 to June 30, 1998, and (iii) 3.00% thereafter. Such commissions shall be calculated on the basis of a 360-day year for the actual number of days elapsed and shall be payable monthly in arrears on the thirtieth day of each month, commencing on November 30, 1997, and at maturity.

            3. Defaults and Remedies. Section 6 of the LOC Agreement will be amended to provide that, upon an Event of Default and acceleration, the New Senior Note (Sunbelt IDB) shall become due and payable.










                                      ii